Exhibit 99.1

                    Certification of Chief Executive Officer
         Pursuant to Section 1350 of Title 18 of the United States Code, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned,
R. Stephen Beatty, the Chief Executive Officer of Helix BioMedix, Inc. (the "Company") hereby certifies that:

1. The Company's Form 10-QSB Quarterly Report for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   May 20, 2003                 Signature:   /s/ R. Stephen Beatty
        --------------                            ---------------------------
                                                  R. Stephen Beatty
                                                  Chief Executive Officer